Investment Portfolio	as of August 31, 2019 (Unaudited)

DWS RREEF MLP & Energy Infrastructure Fund

	Shares	Value ($)
Master Limited Partnerships 66.2%
Crude Oil & Refined Products 20.2%
Buckeye Partners LP	4,140	169,864
Magellan Midstream Partners LP	11,055	737,147
MPLX LP	21,428	598,056
Phillips 66 Partners LP	3,563	195,858
		1,700,925
Diversified Midstream 29.0%
Energy Transfer LP	64,221	874,048
Enterprise Products Partners LP	28,117	801,615
Plains All American Pipeline LP	21,725	465,567
Western Midstream Partners LP	12,696	292,516
		2,433,746
Fee-based Gathering & Processing 6.5%
Enable Midstream Partners LP	43,614	549,537
Natural Gas Pipelines & Storage 10.5%
EQM Midstream Partners LP	18,212	551,277
TC PipeLines LP	8,503	332,893
		884,170
Total Master Limited Partnerships (Cost $5,687,265)		5,568,378
Common Stocks 31.4%
Commodity Gathering & Processing 3.5%
Targa Resources Corp.	8,192	295,895
Crude Oil & Refined Products 2.4%
Inter Pipeline Ltd.	11,110	202,607
Diversified Midstream 18.1%
Altus Midstream Co. "A"*	90,175	208,304
Enbridge, Inc.	10,281	343,858
Pembina Pipeline Corp.	4,261	155,987
TC Energy Corp.	5,840	299,238
Williams Companies, Inc.	21,742	513,111
		1,520,498
Fee-based Gathering & Processing 2.3%
Keyera Corp.	7,892	190,454
Natural Gas Pipelines & Storage 5.1%
Cheniere Energy, Inc.*	7,126	425,493
Total Common Stocks (Cost $2,814,384)		2,634,947

Cash Equivalents 0.2%
DWS Central Cash Management Government Fund, 2.14% (a) (Cost $20,451)	20,451	20,451
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $8,522,100)	97.8	8,223,776

Other Assets and Liabilities, Net	2.2	181,897
Net Assets	100.0	8,405,673

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund's transactions with affiliated investments during the period ended August 31, 2019 are as follows:

Value ($) at 11/30/2018	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distribu- tions ($)	Number of Shares at 8/31/2019	Value ($) at 8/31/2019
Cash Equivalents 0.2%
DWS Central Cash Management Government Fund, 2.14% (a)
315,031	4,367,533	4,662,113	—	—	2,336	—	20,451	20,451

*	Non-income producing security.
(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2019 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Master Limited Partnerships (b)	$5,568,378	$—	$—	$5,568,378
Common Stocks (b)	2,634,947	—	—	2,634,947
Short-Term Investments	20,451	—	—	20,451
Total	$8,223,776	$—	$—	$8,223,776

(b)	See Investment Portfolio for additional detailed categorizations.